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                                                                    EXHIBIT 10.1

                           FOURTH AMENDMENT TO AMENDED AND
                         RESTATED REVOLVING CREDIT AGREEMENT


     This Fourth Amendment to Amended and Restated Revolving Credit Agreement is made as of the 7th day of Nov., 1997 by and among

     Dollar Tree Distribution, Inc. (the "Borrower"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

     Dollar Tree Stores, Inc. ("DTS"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

     Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

     BankBoston, N.A. (f/k/a The First National Bank of Boston), NationsBank, N.A., Crestar Bank, First Union National Bank of Virginia, Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender" and collectively, the "Lenders"); and

     BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                                 W I T N E S S E T H:

     WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996 (as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated January 25, 1997, as further amended by a Second Amendment to Amended and Restated Revolving Credit dated as of May 8, 1997, and as further amended by a Third Amendment to Amended and Restated Revolving Credit dated as of September 2, 1997, collectively, the "Agreement"); and

     WHEREAS, Signet Bank is no longer a Lender under the Agreement, and, as a result thereof, the Commitments of the remaining Lenders have been modified; and

     WHEREAS, the Borrower, DTS, DTM, the Agent, and the Lenders desire to modify and amend the Agreement to reflect the modifications to the Commitments, as provided herein.

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     NOW, THEREFORE, it is hereby agreed as follows:

1. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.


2. AMENDMENT TO SCHEDULES. SCHEDULE 1 to the Agreement is hereby deleted in its entirety and a new SCHEDULE 1 in the form annexed hereto is substituted in its stead.

3. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

4.   MISCELLANEOUS.

     (a) This Fourth Amendment to Amended and Restated Revolving Credit Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     (b) This Fourth Amendment to Amended and Restated Revolving Credit Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.


     IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as a sealed instrument as of the date first above written.


                                   DOLLAR TREE DISTRIBUTION, INC.


                                By:  /s/ Frederick C. Coble
                                   Name: Frederick C. Coble
                                   Title: Sr. Vice Pres., Finance

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                                   DOLLAR TREE STORES, INC.


                                By: /s/ Frederick C. Coble
                                   Name: Frederick C. Coble
                                   Title: Sr. Vice Pres., Finance

                                   DOLLAR TREE MANAGEMENT, INC.


                                By: /s/ Frederick C. Coble
                                   Name: Frederick C. Coble
                                   Title: Sr. Vice Pres., Finance

                                   BANKBOSTON, N.A. (f/k/a THE FIRST
                                   NATIONAL BANK OF BOSTON), individually
                                   and as Agent

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                                 By:/s/ Judith C. E. Kelly
                                   Name: Judith C.E. Kelly
                                   Title: Vice President


                                   CRESTAR BANK


                                 By /s/ Bruce W. Nave
                                   Name: Bruce W. Nave
                                   Title: Vice President

                                   FIRST UNION NATIONAL BANK OF
                                   VIRGINIA, NOW FIRST UNION
                                   NATIONAL BANK


                                 By /s/ Richard H. Gratton
                                   Name: Richard H. Gratton
                                   Title: Senior Vice President

                                   NATIONSBANK, N.A.


                                By: /s/ Monique S. Adams
                                   Name: Monique S. Adams
                                   Title: Vice President

                                   UNION BANK OF CALIFORNIA, N.A.


                                 By /s/ Dana C. Fenwick
                                   Name: Dana C. Fenwick
                                   Title: Vice President

                                   AMSOUTH BANK OF ALABAMA


                                 By /s/ Bryan Grantham
                                   Name: Bryan Grantham
                                   Title: Commercial Banking
                                          Officer

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                                      SCHEDULE 1
                                         TO
                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


                   LENDERS, COMMITMENTS, AND COMMITMENT PERCENTAGES


LENDER                             COMMITMENT          COMMITMENT
                                                       PERCENTAGE

BankBoston, N.A.                   $32,500,000.00      24.074074074%

Crestar Bank                       $22,500,000.00      16.666666667%

First Union National               $22,500,000.00      16.666666667%
Bank of Virginia

NationsBank, N.A.                  $22,500,000.00      16.666666667%

Union Bank of California, N.A.     $20,000,000.00      14.814814814%

AmSouth Bank of Alabama            $15,000,000.00      11.111111111%


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